UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2022

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

100 Washington Street, Suite 100
Reno, NV 89503

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 27, 2022, American Battery Technology Company (the “Company”) held its 2022 Annual Meeting of Stockholders (“Annual Meeting”), where three proposals were voted on. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2022. Of the 644,138,631 common shares outstanding and entitled to vote at the Annual Meeting, 372,737,344 common shares (or 57.866%), constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The final voting results on each proposal are set forth below.

Proposal 1: The stockholders elected five directors to hold office until the next Annual Meeting or until their successors are duly elected and qualified, subject to prior death, resignation, or removal. The votes on this proposal were:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Ryan Melsert	200,514,503	1,549,845	170,672,996
Elizabeth Lowery	200,455,689	1,608,659	170,672,996
Julie Blunden	199,891,799	2,172,549	170,672,996
D. Richard (Rick) Fezell	200,240,332	1,824,016	170,672,996
Sherif Marakby	200,260,261	1,804,087	170,672,996

Proposal 2. The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. The votes on this proposal were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
370,242,284	391,874	2,103,186	0

Proposal 3. The stockholders ratified the Company’s Amended and Restated Bylaws. The votes on this proposal were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
199,523,853	1,219,550	1,320,945	170,672,996

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on October 3, 2022, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: October 31, 2022	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer

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